UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07056
Nuveen Select Maturities Municipal Fund
(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: March 31
Date of reporting period: September 30, 2019
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 September 2019

Nuveen Municipal Closed-End Fund

NIM Nuveen Select Maturities Municipal Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table of Contents

Chair’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Common Share Information	7

Risk Considerations	9

Performance Overview and Holding Summaries	10

Shareholder Meeting Report	12

Portfolio of Investments	13

Statement of Assets and Liabilities	30

Statement of Operations	31

Statement of Changes in Net Assets	32

Financial Highlights	34

Notes to Financial Statements	36

Additional Fund Information	42

Glossary of Terms Used in this Report	43

Reinvest Automatically, Easily and Conveniently	44

Annual Investment Management Agreement Approval Process	45

Chair’s Letter
 to Shareholders
Dear Shareholders,
Financial markets have been receiving mixed messages this year. The global economy has bifurcated, split between a slumping manufacturing sector and a resilient consumer. Confidence has been weakening among corporate managements, who are wary of trade frictions and moderating global growth, but has remained elevated among consumers, who have benefited from tight labor markets and growing wages. Corporate profits are shrinking, and earnings forecasts are being downgraded. A more pessimistic growth outlook has driven interest rates to historically low levels. Yet, stock market indexes have overcome periodic volatility to touch historical highs.
Slower growth and amplified market volatility are likely to be expected in a late cycle economy. Although unpredictable geopolitics such as trade and Brexit have been a source of market anxiety, some clarity on these issues could be a potential source of upside. Furthermore, barring an exogenous shock, we believe the likelihood of a near-term recession remains low. The U.S. economy slowed in the third quarter but by less than expected, and other recent economic indicators appear to be stabilizing. Low unemployment and wage growth continue to be favorable for consumers, who represent the largest driver of the economy. The low interest rate environment should encourage businesses and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Although Europe’s economies presently look more vulnerable to recession and China’s growth has slowed to a near three-decade low, policy makers there remain committed to using their available tools.
At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
November 22, 2019

Portfolio Manager’s Comments
Nuveen Select Maturities Municipal Fund (NIM)
This Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Paul L. Brennan, CFA, reviews key investment strategies and the six-month performance of the Nuveen Select Maturities Municipal Fund (NIM). Paul has managed NIM since 2006.
What key strategies were used to manage NIM during the six-month reporting period ended September 30, 2019?
The Fund's primary investment objective is current income exempt from regular federal income tax, consistent with the preservation of capital. Its secondary objective is the enhancement of portfolio value. The Fund invests in municipal securities that are exempt from federal income taxes. The Fund invests in municipal securities of varying maturities targeting an overall intermediate duration profile.
Municipal bonds gained in the six-month reporting period, led by lower rated and longer duration structures. Interest rates declined significantly in the reporting period as the Federal Reserve cut its policy rate twice, so far, in 2019, a reversal of its rate-raising stance throughout 2018, to help extend the economic cycle. Municipal bond prices rose as yields fell, most prominently at the longer end of the yield curve. Favorable credit fundamentals and a supply-demand imbalance further aided municipal bond performance. A notable trend in 2019 so far has been the record pace of inflows into municipal bond funds.
The Fund’s overall positioning remained relatively unchanged during the reporting period, emphasizing intermediate maturities, lower rated credits and sectors offering higher yields. Trading activity was relatively light in this reporting period, driven primarily by the reinvestment of call and maturity proceeds. We were comfortable with the Fund’s overall positioning, and the scarcity of relative value in the prevailing market conditions provided fewer opportunities to enhance the portfolio’s income and/or total return prospects. We participated in a large health care issuance for CommonSpirit, formed from a merger between two large Catholic health care systems and a new issue for Metropolitan Transportation Authority in New York, which offered attractive price concessions. We also added selectively to the Fund’s high yield, below investment grade rated exposure, with the purchase of Puerto Rico sales tax bonds (known as COFINAs), Puerto Rico Aqueduct and Sewer Authority (PRASA) bonds and Virgin Trains USA. These credits were issued after Brightline Trains refinanced its prior debt, which we owned and was subsequently renamed Virgin Trains USA.
The proceeds from called and maturing bonds provided most of the cash to invest in new bonds. Because NIM is an intermediate maturity Fund, it typically has a greater number of bonds maturing or being called than funds with longer average maturity targets.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
How did the Fund perform for the six-month reporting period ended September 30, 2019?
The table in the Fund’s Performance Overview and Holding Summaries section of this report provides the Fund’s total returns for the six-month, one-year, five-year and ten-year periods ended September 30, 2019. The Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market index.
For the six months ended September 30, 2019, the total return on net asset value (NAV) for NIM outperformed the return for the S&P Municipal Bond Intermediate Index.
The sizeable move in interest rates during the reporting period was a major driver of municipal bond performance. The Fund’s duration was shorter than the benchmark’s, which meant the Fund didn’t fully benefit from falling interest rates, while a small overweight to longer maturity bonds, which outperformed the market as the yield curve flattened, was a modestly positive contributor.
From a credit quality standpoint, the Fund was well positioned. The Fund’s overweight allocations to single A and lower (including below investment grade) rated bonds benefited as these ratings categories performed well. Credit fundamentals have remained favorable amid the moderate pace of economic growth while investor demand for higher yielding investments and municipal bonds in general has continued to support performance.
Sector allocation and credit selection showed mixed results in this reporting period. The better performing sectors were those with a higher proportion of lower rated bonds such as toll roads, tax-supported and water/sewer. Within the three sectors, some of the Fund’s best performing positions were Chicago Board of Education, which oversees Chicago Public Schools, American Dream Meadowlands, a mega-mall and entertainment complex in New Jersey and Puerto Rico COFINA and PRASA bonds. The tobacco securitization sector, which is also predominantly composed of lower rated bonds, rebounded from a bout of weakness at the end of 2018. The Fund owned proportionately more higher rated tobacco securitization bonds, but these holdings still performed well. The Fund’s small allocation in housing bonds, which were higher credit quality, were positive contributors as well.
Conversely, an overweight allocation to pre-refunded bonds detracted from performance as high quality, short-maturity paper underperformed. Three of the Fund’s industrial development revenue (IDR) bonds, which were among the larger weightings in the portfolio, were notable laggards. FirstEnergy Solutions continued to make progress in exiting the bankruptcy process, but news of a delay prompted investors to sell after a recent run of strong outperformance. Virgin Trains USA declined due to a slower than expected ramp-up in initial passenger traffic and a large bond issuance to finance the next phase, which extends the train line to Orlando. The Denver International Airport Great Hall Project, a public-private partnership renovating one of its terminals, struggled with project delays and cost overruns, which led the city to terminate its contract with the developer. Weakness in these holdings was partially offset by stronger performing IDR positions, including Westlake Chemical and Hawaii Electric Company and Waste Management. Illinois paper also had uneven performance in the reporting period. Illinois general obligation bonds were under pressure as a lawsuit challenging the validity of certain issues caused credit spreads to widen, despite an Illinois judge ruling the suit could not proceed in court.

Common Share Information
DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of September 30, 2019. The Fund’s distribution levels may vary over time based on its investment activity and portfolio investment value changes.
During the current reporting period, the Fund’s distributions to shareholders were as shown in the accompanying table.

Per Share
Monthly Distributions (Ex-Dividend Date)	Amounts
April 2019	$0.0265
May	0.0265
June	0.0265
July	0.0265
August	0.0265
September 2019	0.0265
Total Distributions from Net Investment Income	$0.1590
Yields
Market Yield*	3.06%
Taxable-Equivalent Yield*	5.14%

*  Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 40.8%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Common Share Information (continued)
CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).
COMMON SHARE REPURCHASES
During August 2019, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of September 30, 2019, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	1,245,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.
OTHER SHARE INFORMATION
As of September 30, 2019, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

Common share NAV	$10.76
Common share price	$10.40
Premium/(Discount) to NAV	(3.35)%
6-month average premium/(discount) to NAV	(3.49)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Select Maturities Municipal Fund (NIM)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NIM.
Investment Policy Update
While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on the Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but each Fund’s portfolio management team will monitor such investments in the regular, overall management of the Fund’s portfolio securities.

NIM	Nuveen Select Maturities Municipal Fund Performance Overview and Holding Summaries as of September 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NIM at Common Share NAV	3.41%	7.45%	3.48%	3.91%
NIM at Common Share Price	6.02%	12.03%	3.08%	3.60%
S&P Municipal Bond Intermediate Index	3.35%	8.14%	3.35%	4.00%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.4%
Short-Term Municipal Bonds	0.7%
Other Assets Less Liabilities	1.9%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
U.S. Guaranteed	6.7%
AAA	2.5%
AA	24.3%
A	33.3%
BBB	18.3%
BB or Lower	8.1%
N/R (not rated)	6.8%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	18.1%
Transportation	17.5%
Utilities	15.5%
Tax Obligation/General	13.4%
Health Care	12.6%
U.S. Guaranteed	5.9%
Consumer Staples	4.8%
Other	12.2%
Total	100%

States and Territories
(% of total investments)
Illinois	14.8%
New Jersey	8.2%
California	7.9%
Ohio	6.4%
Texas	6.4%
Pennsylvania	5.3%
New York	4.7%
Arizona	4.1%
Florida	4.1%
Wisconsin	3.7%
Louisiana	3.2%
Washington	2.4%
Colorado	2.3%
Nevada	2.1%
Alabama	2.0%
Puerto Rico	1.6%
Georgia	1.4%
Other	19.4%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on August 7, 2019 for NIM; at this meeting the shareholders were asked to elect Board Members.

NIM
Common
Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	11,264,937
Withhold	224,832
Total	11,489,769
Judith M. Stockdale
For	11,284,386
Withhold	205,383
Total	11,489,769
Carole E. Stone
For	11,286,884
Withhold	202,885
Total	11,489,769
Margaret L. Wolff
For	11,300,993
Withhold	188,776
Total	11,489,769

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.4%
	MUNICIPAL BONDS – 97.4%
	Alabama – 1.5%
$ 210	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series	9/23 at 100.31	A	$ 226,550
	2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)
300	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%,	3/21 at 100.59	Aa2	311,637
	7/01/46 (Mandatory Put 6/01/21)
565	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%,	4/22 at 100.52	Aa2	599,680
	8/01/47 (Mandatory Put 7/01/22)
115	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds,	4/25 at 100.00	N/R	121,296
	Spring Hill College Project, Series 2015, 5.000%, 4/15/27
465	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2,	3/24 at 100.29	A	506,311
	Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)
235	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	262,911
	Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A
1,890	Total Alabama			2,028,385
	Alaska – 0.2%
150	Alaska Industrial Development and Export Authority, Loan Anticipation Revenue Notes,	12/19 at 100.00	N/R	150,335
	YKHC Project, Series 2017, 3.500%, 12/01/20
155	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	157,779
305	Total Alaska			308,114
	Arizona – 4.0%
75	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	79,122
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children‘s
	Hospital, Refunding Series 2012A:
275	5.000%, 2/01/20	No Opt. Call	A1	278,190
315	5.000%, 2/01/27	2/22 at 100.00	A1	340,518
100	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy	10/19 at 101.00	N/R	100,407
	Traditional School Southwest Las Vegas Nevada Campus, Series 2018, 5.250%, 7/01/22, 144A
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility
	Project, Refunding Senior Series 2012A:
425	5.000%, 7/01/25	7/22 at 100.00	A1	458,430
685	5.000%, 7/01/26	7/22 at 100.00	A1	736,978
685	5.000%, 7/01/27	7/22 at 100.00	A1	735,272
120	Arizona State, Certificates of Participation, Refunding Series 2019A, 5.000%, 10/01/27	No Opt. Call	AA–	151,825
600	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	619,032
	Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)
60	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	62,210
	Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)
155	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	177,942
	Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)
120	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	10/19 at 101.00	N/R	120,077
	Legacy Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 4.000%,
	7/01/22, 144A
115	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric	3/23 at 100.00	A–	122,044
	Power Company Project, Series 2013A, 4.000%, 9/01/29

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc. Prepay Contract Obligations, Series 2007:
$ 135	5.250%, 12/01/19	No Opt. Call	A3	$ 135,788
245	5.000%, 12/01/32	No Opt. Call	A3	318,637
730	5.000%, 12/01/37	No Opt. Call	A3	984,770
4,840	Total Arizona			5,421,242
	Arkansas – 0.4%
540	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light	No Opt. Call	A	545,411
	Company Project, Series 2013, 2.375%, 1/01/21
	California – 7.7%
100	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	10/25 at 100.00	AA	107,055
	Term Rate Series 2018A, 2.625%, 4/01/45 (Mandatory Put 4/01/26)
390	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital,	2/27 at 100.00	AA	422,452
	Series 2017, 3.750%, 2/01/32
275	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace	7/26 at 100.00	BB	310,868
	Academy Project, Series 2016A, 5.000%, 7/01/31, 144A
1,040	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	AA	1,097,814
	Series 2018A, 3.250%, 12/31/32 – AGM Insured (AMT)
285	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	285,752
	Management Inc., Series 2004, 2.000%, 12/01/44 (Mandatory Put 12/01/20) (AMT)
105	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	113,361
	Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)
290	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	A–	315,793
	Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (AMT)
205	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	A–	219,885
	Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)
525	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	AA	533,647
150	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	172,175
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/29
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2018A:
710	5.000%, 12/01/27, 144A	No Opt. Call	BB	846,242
30	5.000%, 12/01/33, 144A	6/28 at 100.00	BB	35,310
250	Delano, California, Certificates of Participation, Delano Regional Medical Center,	1/23 at 100.00	BBB	267,145
	Series 2012, 5.000%, 1/01/24
205	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	BBB	208,786
	Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36
100	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon	9/24 at 100.00	N/R	112,228
	Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/32
245	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities	10/19 at 100.00	AA	245,637
	District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured
1,000	Mount San Antonio Community College District, Los Angeles County, California, General	2/28 at 100.00	Aa1	1,087,030
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (4)
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%,	No Opt. Call	AA	1,782,680
	8/01/25 – AGC Insured
35	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB	38,877
	Series 2013A, 5.750%, 6/01/44
80	San Diego Association of Governments, California, Capital Grants Receipts Revenue Bonds,	11/26 at 100.00	A–	80,818
	Mid-Coast Corridor Transit Project, Green Series 2019B, 1.800%, 11/15/27
2,000	San Diego Community College District, California, General Obligation Bonds, Refunding	No Opt. Call	AAA	1,296,280
	Series 2011, 0.000%, 8/01/37
415	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	A–	484,002
	Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/29

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 215	Washington Township Health Care District, California, Revenue Bonds, Refunding Series	No Opt. Call	Baa1	$ 253,276
	2015A, 5.000%, 7/01/25
10,650	Total California			10,317,113
	Colorado – 2.3%
750	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017,	12/27 at 100.00	A–	851,182
	4.000%, 6/30/30 (AMT)
250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	No Opt. Call	BBB+	267,098
	Initiatives, Series 2008D-3, 5.000%, 10/01/38 (Mandatory Put 11/12/21)
150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	2/21 at 100.00	BBB+ (5)	157,646
	Initiatives, Series 2011A, 5.250%, 2/01/31 (Pre-refunded 2/01/21)
100	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado	12/23 at 103.00	N/R	107,089
	Urban Redevelopment Area, Series 2018A, 5.250%, 12/01/39, 144A
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
300	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	239,145
250	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	173,665
1,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%,	9/20 at 41.72	A	409,160
	3/01/36 – NPFG Insured
500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds,	No Opt. Call	N/R	517,745
	Refunding Series 2013, 5.000%, 12/01/20, 144A
215	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project	7/20 at 100.00	BBB+	221,308
	Private Activity Bonds, Series 2010, 6.000%, 1/15/41
100	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds,	No Opt. Call	Ba1	105,143
	Series 2017A-1, 3.500%, 12/01/27
3,615	Total Colorado			3,049,181
	Connecticut – 0.6%
150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	1/24 at 100.00	AA–	151,872
	Health Issue, Series 2014B, 1.800%, 7/01/49 (Mandatory Put 7/01/24)
325	Connecticut State, General Obligation Bonds, Refunding Series 2012C, 5.000%, 6/01/22	No Opt. Call	A1	355,485
110	Connecticut State, General Obligation Bonds, Refunding Series 2016G, 5.000%, 11/01/20	No Opt. Call	A1	114,255
25	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/22	No Opt. Call	A1	27,378
90	Connecticut State, General Obligation Bonds, Series 2013C, 5.000%, 7/15/22	No Opt. Call	A1	98,821
20	Connecticut State, General Obligation Bonds, Series 2019A, 5.000%, 4/15/23	No Opt. Call	A1	22,433
720	Total Connecticut			770,244
	Delaware – 0.1%
170	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series	7/23 at 100.00	BBB+	187,381
	2013, 5.000%, 7/01/28
	District of Columbia – 0.7%
120	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard	10/22 at 100.00	BB+	125,184
	Properties LLC Issue, Series 2013, 5.000%, 10/01/30
700	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	801,276
	Bonds, Series 2001, 6.500%, 5/15/33
820	Total District of Columbia			926,460
	Florida – 4.0%
275	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas	No Opt. Call	AA	297,346
	Series 2017, 3.000%, 9/01/28 – AGM Insured
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds,
	Series 2015A-1:
555	5.000%, 6/01/22	12/21 at 100.00	AA	598,440
390	5.000%, 6/01/25	12/24 at 100.00	AA	460,021
455	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account	No Opt. Call	AA	465,592
	Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/20

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges
	University, Refunding Series 2013:
$ 70	4.750%, 11/01/23	No Opt. Call	BBB–	$ 72,748
370	6.000%, 11/01/33	11/23 at 100.00	BBB–	408,406
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
665	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A	1/20 at 104.00	N/R	620,112
665	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	1/25 at 105.00	N/R	618,450
660	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	1/25 at 105.00	N/R	613,800
135	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2,	1/28 at 100.00	Aaa	148,442
	3.750%, 7/01/33
170	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series	No Opt. Call	AA–	173,228
	2010, 5.000%, 10/01/20
90	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH	12/24 at 100.00	N/R (5)	105,888
	Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31 (Pre-refunded 12/01/24)
	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project,
	Refunding & Capital Improvement Series 2012A:
160	5.000%, 9/01/22	No Opt. Call	A+	176,531
350	5.000%, 9/01/23	9/22 at 100.00	A+	384,895
185	5.000%, 9/01/25	9/22 at 100.00	A+	202,779
5,195	Total Florida			5,346,678
	Georgia – 1.4%
110	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1995,	8/22 at 100.00	N/R (5)	117,353
	5.200%, 8/01/25 – NPFG Insured (Pre-refunded 8/01/22)
410	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018B,	12/27 at 100.00	AAA	452,152
	3.800%, 12/01/33
265	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%,	9/24 at 100.43	Aa1	298,480
	8/01/49 (Mandatory Put 12/02/24)
900	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa1	989,289
	Refunding Series 2012C, 5.250%, 10/01/23
1,685	Total Georgia			1,857,274
	Guam – 0.2%
140	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	153,996
	2013, 5.500%, 7/01/43
150	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	BBB+	174,382
290	Total Guam			328,378
	Hawaii – 1.4%
200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	214,996
	University, Series 2013A, 6.250%, 7/01/27
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian	No Opt. Call	A–	1,046,710
	Electric Company, Inc. and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)
20	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health	7/25 at 100.00	AA–	23,573
	Systems, Series 2015A, 5.000%, 7/01/29
510	Hawaiian Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds,	No Opt. Call	A–	534,067
	Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)
1,730	Total Hawaii			1,819,346
	Idaho – 0.4%
475	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project,	No Opt. Call	BBB–	494,622
	Refunding Series 2016, 2.750%, 10/01/24

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 14.5%
	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
$ 10	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	$ 10,070
10	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	10,119
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	25,540
25	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	25,548
65	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	67,096
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
15	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	15,106
15	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	15,178
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	25,540
35	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	35,767
40	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	41,208
1,215	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	1,458,644
	Series 2016, 6.000%, 4/01/46
750	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	974,205
	Refunding Series 2017B, 6.750%, 12/01/30, 144A
290	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	336,464
	Refunding Series 2017C, 5.000%, 12/01/30
200	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	231,016
	Refunding Series 2017D, 5.000%, 12/01/31
255	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	BB	265,047
	Refunding Series 2018A, 4.000%, 12/01/21
300	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	BB	337,134
	Refunding Series 2018C, 5.000%, 12/01/24
300	Chicago, Illinois, General Airport Revenue Bonds, O‘Hare International Airport, Senior	1/25 at 100.00	A	343,533
	Lien Refunding Series 2015A, 5.000%, 1/01/33 (AMT)
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
200	5.000%, 1/01/23	No Opt. Call	BBB+	215,736
225	5.000%, 1/01/24	No Opt. Call	BBB+	247,874
190	5.000%, 1/01/25	No Opt. Call	BBB+	213,267
180	5.000%, 1/01/26	No Opt. Call	BBB+	205,610
325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 11/15/21	No Opt. Call	AA–	347,909
185	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A, 5.000%, 11/15/20	No Opt. Call	AA–	192,178
590	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017,	3/26 at 100.00	AA	618,338
	3.300%, 3/01/28 – BAM Insured
625	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light	No Opt. Call	Aa3	625,788
	and Coke Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory Put 8/01/20)
1,850	Illinois Finance Authority, Revenue Bonds, Ascension Health/fka Presence Health Network,	No Opt. Call	AA+	2,061,751
	Series 2016C, 4.000%, 2/15/24
455	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012,	9/22 at 100.00	AA+	501,897
	5.000%, 9/01/27
560	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A,	9/24 at 100.00	AA+	613,206
	4.625%, 9/01/39
	Illinois State, General Obligation Bonds, February Series 2014:
370	5.000%, 2/01/25	2/24 at 100.00	BBB	405,868
325	5.000%, 2/01/26	2/24 at 100.00	BBB	356,298
	Illinois State, General Obligation Bonds, Refunding Series 2012:
390	5.000%, 8/01/20	No Opt. Call	BBB	399,220
335	5.000%, 8/01/21	No Opt. Call	BBB	352,098
1,000	5.000%, 8/01/22	No Opt. Call	BBB	1,074,400
320	5.000%, 8/01/23	No Opt. Call	BBB	350,131
300	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/20	No Opt. Call	BBB	301,455

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)

September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, Series 2013:
$ 280	5.500%, 7/01/25	7/23 at 100.00	BBB	$ 308,994
240	5.500%, 7/01/26	7/23 at 100.00	BBB	264,684
480	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien	1/26 at 100.00	AA–	566,851
	Series 2016A, 5.000%, 12/01/31
450	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien	No Opt. Call	AA–	540,315
	Series 2018A, 5.000%, 1/01/26
455	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	AA–	530,521
	5.000%, 1/01/37
	North Barrington, Lake County, Illinois, Special Tax Bonds, Special Service Area 19,
	Refunding Series 2019:
365	4.000%, 2/01/28 – BAM Insured	No Opt. Call	AA	418,264
200	4.000%, 2/01/29 – BAM Insured	2/28 at 100.00	AA	228,082
395	4.000%, 2/01/30 – BAM Insured	2/28 at 100.00	AA	448,345
1,025	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	No Opt. Call	A	1,086,602
	Series 2010, 5.250%, 6/01/21
255	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	No Opt. Call	A	300,994
	Series 2017, 5.000%, 6/01/25
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial
	Group, Inc., Series 2013:
50	7.250%, 11/01/33 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (5)	61,561
95	7.250%, 11/01/36 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (5)	116,966
200	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (5)	249,208
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
245	5.000%, 3/01/33	3/25 at 100.00	A	281,424
145	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	166,444
500	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue	No Opt. Call	A+	536,835
	Source, Series 2012, 4.000%, 11/01/22
17,380	Total Illinois			19,406,329
	Indiana – 1.1%
60	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	B	60,086
	Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21
140	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series	10/24 at 100.00	A	161,496
	2014A, 5.000%, 10/01/31
250	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012,	No Opt. Call	N/R	255,227
	4.750%, 2/01/21
250	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds,	8/24 at 100.00	A	288,100
	Refunding Series 2014, 5.000%, 2/01/29
600	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc.	No Opt. Call	A1	659,100
	Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)
1,300	Total Indiana			1,424,009
	Iowa – 0.9%
500	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%,	6/20 at 100.00	A2 (5)	513,510
	6/15/27 (Pre-refunded 6/15/20)
80	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/20 at 103.00	B+	81,168
	Company Project, Refunding Series 2019, 3.125%, 12/01/22
200	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B+	218,302
	Company Project, Series 2013, 5.250%, 12/01/25
185	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	10/19 at 105.00	B+	194,489
	Company Project, Series 2016, 5.875%, 12/01/27, 144A
220	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	B+	235,547
	Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)
1,185	Total Iowa			1,243,016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 0.2%
$ 100	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds,	9/22 at 100.00	A	$ 109,188
	Improvement Series 2012B, 5.000%, 9/01/37
105	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds,	No Opt. Call	A	115,627
	Refunding & Improvement Series 2014A, 5.000%, 9/01/22
205	Total Kansas			224,815
	Kentucky – 1.2%
550	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/27 at 100.00	Baa3	642,989
	Health, Refunding Series 2017A, 5.000%, 6/01/31
340	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State	6/21 at 100.00	A1	357,843
	Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29
155	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities	No Opt. Call	A1	155,558
	Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A,
	1.650%, 6/01/33 (Mandatory Put 6/01/21)
285	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%,	10/24 at 100.24	A1	315,107
	1/01/49 (Mandatory Put 1/01/25)
125	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%,	3/25 at 100.19	A	138,325
	12/01/49 (Mandatory Put 6/01/25)
30	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County	No Opt. Call	A+	32,660
	Community Hospital Corporation, Series 2013, 5.000%, 4/01/23
1,485	Total Kentucky			1,642,482
	Louisiana – 3.1%
455	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East	7/21 at 100.00	B	466,211
	Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41
1,185	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/27 at 100.00	BBB	1,262,072
	Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017,
	3.500%, 11/01/32
150	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/26 at 100.00	A3	178,230
	Refunding Series 2016, 5.000%, 5/15/29
150	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/27 at 100.00	A3	180,668
	Refunding Series 2017, 5.000%, 5/15/30
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2015:
525	5.000%, 5/15/22	No Opt. Call	A3	569,200
350	5.000%, 5/15/24	No Opt. Call	A3	399,773
140	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/25	No Opt. Call	AA–	167,758
100	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/32	6/25 at 100.00	A	116,365
590	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project,	No Opt. Call	BBB	622,184
	Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)
	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B:
25	5.000%, 12/01/31 – AGM Insured	12/28 at 100.00	AA	31,268
150	4.000%, 12/01/33 – AGM Insured	12/28 at 100.00	AA	172,628
3,820	Total Louisiana			4,166,357
	Maine – 0.0%
35	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB+	37,978
	Maryland – 0.3%
335	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	BBB–	398,697
	5.000%, 9/01/30

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 0.3%
$ 200	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,	7/24 at 100.00	BB	$ 222,426
	Series 2014A, 5.000%, 7/01/27
100	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the	10/22 at 105.00	BB+	107,432
	Charles, Inc. Issue, Series 2017, 4.000%, 10/01/32, 144A
60	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A	74,263
	2018J-2, 5.000%, 7/01/33
360	Total Massachusetts			404,121
	Michigan – 1.2%
400	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds,	No Opt. Call	BB+	341,056
	Development Area 1 Projects, Series 1996B, 0.000%, 7/01/23
150	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A	188,983
	5.500%, 7/01/29 – NPFG Insured
150	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/25 at 100.00	A	174,668
	Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C,
	5.000%, 7/01/34
50	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A,	10/27 at 100.00	AA	53,833
	3.800%, 10/01/38
705	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/25 at 100.00	A	822,375
	County Airport, Refunding Series 2015F, 5.000%, 12/01/33 (AMT)
1,455	Total Michigan			1,580,915
	Mississippi – 0.4%
130	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power,	3/24 at 100.00	A–	133,364
	Series 2002, 3.200%, 9/01/28
175	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company	No Opt. Call	A–	177,706
	Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)
265	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc.	4/21 at 100.00	BBB+	265,623
	Project, Refunding Series 2019, 2.500%, 4/01/22
570	Total Mississippi			576,693
	Missouri – 0.2%
100	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	104,387
	Shoppes Redevelopment Project, Refunding Series 2017A, 4.000%, 11/01/26
100	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	108,303
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
30	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	11/23 at 100.00	BBB	31,083
	Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32
70	St Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1989A,	7/20 at 100.00	AA+ (5)	72,493
	8.125%, 8/01/20 (Pre-refunded 7/01/20) (AMT)
300	Total Missouri			316,266
	Montana – 0.2%
260	Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th	1/23 at 100.00	N/R	274,641
	Street, Series 2013A, 5.000%, 7/01/33
	Nebraska – 0.2%
100	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A,	10/23 at 100.43	A	111,867
	5.000%, 3/01/50 (Mandatory Put 1/01/24)
100	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public	6/22 at 100.00	AA–	107,536
	Schools Series 2012, 4.000%, 6/15/23
200	Total Nebraska			219,403

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 2.1%
$ 1,470	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B,	1/20 at 100.00	Aa3	$ 1,485,200
	5.750%, 7/01/42
200	Clark County, Nevada, General Obligation Bonds, Refunding Flood Control Series 2014,	11/24 at 100.00	AA+	220,740
	4.000%, 11/01/33
50	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence,	No Opt. Call	N/R	53,201
	Refunding Series 2013, 5.000%, 6/01/22
200	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power	No Opt. Call	A+	207,592
	Company, Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory Put 6/01/22)
775	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors	7/21 at 100.00	AA	824,600
	Authority, Refunding Series 2011, 5.000%, 7/01/23
2,695	Total Nevada			2,791,333
	New Hampshire – 0.1%
105	Business Finance Authority of the State of New Hampshire, Water Facility Revenue Bonds,	1/26 at 100.00	A+	112,874
	Pennichuck Water Works, Inc. Project ,Series 2015A, 4.250%, 1/01/36 (AMT)
	New Jersey – 8.0%
510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds,	2/24 at 100.00	BBB+	574,423
	Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/30
300	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB–	326,994
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds,
	Series 2012:
280	5.000%, 6/15/20	No Opt. Call	BBB+	286,460
150	5.000%, 6/15/21	No Opt. Call	BBB+	158,156
370	5.000%, 6/15/22	No Opt. Call	BBB+	400,987
375	5.000%, 6/15/23	6/22 at 100.00	BBB+	405,484
210	5.000%, 6/15/24	6/22 at 100.00	BBB+	226,605
510	5.000%, 6/15/25	6/22 at 100.00	BBB+	549,188
150	5.000%, 6/15/26	6/22 at 100.00	BBB+	161,288
125	4.250%, 6/15/27	6/22 at 100.00	BBB+	131,655
300	5.000%, 6/15/28	6/22 at 100.00	BBB+	321,801
220	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	BBB	248,866
	Replacement Project, Series 2013, 5.000%, 1/01/28 (AMT)
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	6/25 at 100.00	A–	1,142,990
	Refunding Series 2015XX, 5.000%, 6/15/27
1,095	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior	12/26 at 100.00	Aaa	1,190,013
	Lien Series 2017-1A, 3.750%, 12/01/31 (AMT)
1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	836,595
	Appreciation Series 2010A, 0.000%, 12/15/33
1,590	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	A–	1,796,048
	2010D, 5.000%, 12/15/23
170	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	A–	180,747
	2019AA, 3.750%, 6/15/33
270	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB	292,078
	Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)
250	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding	No Opt. Call	Baa1	255,083
	Series 2012Q, 3.000%, 1/01/22
670	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	A–	825,849
	Bonds, Series 2018A, 5.000%, 6/01/29
465	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	No Opt. Call	BBB+	475,597
	Bonds, Series 2018B, 3.200%, 6/01/27
10,290	Total New Jersey			10,786,907

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)

September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico – 0.9%
$ 715	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison	No Opt. Call	A–	$ 715,443
	Company – Four Corners Project, Refunding Series 2005A, 1.875%, 4/01/29 (Mandatory Put 4/01/20)
60	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1	1/29 at 100.00	Aaa	61,727
	Series 2019D, 2.800%, 7/01/34
335	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding &	2/25 at 100.73	Aa2	390,741
	Acquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)
1,110	Total New Mexico			1,167,911
	New York – 4.6%
220	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/20 at 100.00	AA+ (5)	222,970
	Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30 (Pre-refunded 1/15/20)
	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue
	Bonds, Catholic Health System, Inc. Project, Series 2015:
210	5.000%, 7/01/23	No Opt. Call	BBB+	236,027
195	5.000%, 7/01/24	No Opt. Call	BBB+	225,280
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	240,994
	Center Obligated Group, Series 2017, 5.000%, 12/01/28, 144A
775	Dormitory Authority of the State of New York, State University Educational Facilities	5/22 at 100.00	AA	850,508
	Revenue Bonds, Third General Resolution, Series 2012A, 5.000%, 5/15/25
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
270	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (5)	286,556
165	5.750%, 2/15/47	2/21 at 100.00	Aa2	174,393
	Long Island Power Authority, New York, Electric System General Revenue Bonds,
	Series 2000A:
240	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	230,028
170	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	156,301
300	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	319,734
	Anticipation Note Series 2018C Subseries 2018C-2, 5.000%, 9/01/21
250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	271,853
	Anticipation Note Series 2019B-1, 5.000%, 5/15/22
835	New York State Energy Research and Development Authority, Pollution Control Revenue	No Opt. Call	A–	838,232
	Bonds, New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory
	Put 5/01/20) (AMT)
100	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond	11/27 at 100.00	Aa2	107,867
	Certified/Green Bond Series 2018I, 3.625%, 11/01/33
230	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding	5/28 at 100.00	Aa2	246,123
	Series 2019C, 3.500%, 11/01/34
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Refunding Bonds, Terminal One Group Association, LP Project, Series 2015:
60	5.000%, 1/01/22 (AMT)	No Opt. Call	A–	64,197
60	5.000%, 1/01/23 (AMT)	No Opt. Call	A–	65,921
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia
	Airport Terminal B Redevelopment Project, Series 2016A:
135	4.000%, 7/01/32 (AMT)	7/24 at 100.00	BBB	143,953
230	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	244,911
185	5.000%, 7/01/34 (AMT)	7/24 at 100.00	BBB	207,957
100	5.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	111,212
500	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	553,810
400	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	No Opt. Call	AA–	432,080
	Refunding Series 2013B, 5.000%, 11/15/21
5,830	Total New York			6,230,907

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 1.3%
$ 1,325	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C,	1/26 at 100.00	A	$ 1,596,545
	5.000%, 1/01/29
250	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital	7/26 at 96.08	BBB	205,980
	Appreciation Series 2017C, 0.000%, 7/01/27
1,575	Total North Carolina			1,802,525
	North Dakota – 0.9%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center
	Project, Series 2014A:
200	5.000%, 7/01/29 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	212,488
650	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	690,586
100	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2019C,	7/28 at 100.00	Aa1	103,084
	3.200%, 7/01/39
170	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series	No Opt. Call	BBB–	203,906
	2017C, 5.000%, 6/01/28
1,120	Total North Dakota			1,210,064
	Ohio – 6.3%
120	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,	5/22 at 100.00	AA–	129,515
	Refunding and Improvement Series 2012A, 5.000%, 5/01/33
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
1,685	5.125%, 6/01/24	10/19 at 100.00	B–	1,685,017
95	5.375%, 6/01/24	10/19 at 100.00	B–	95,008
730	5.875%, 6/01/30	10/19 at 100.00	B–	731,745
150	5.750%, 6/01/34	10/19 at 100.00	B–	150,222
480	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	499,421
	Project, Series 2013, 5.000%, 6/15/43
50	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc.,	10/19 at 100.00	A–	50,168
	Refunding Series 2008C, 5.500%, 8/15/24
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,
	Series 2012C:
30	4.000%, 10/01/19	No Opt. Call	Aa3	30,000
40	4.000%, 10/01/20	No Opt. Call	Aa3	41,079
45	5.000%, 10/01/21	No Opt. Call	Aa3	48,318
35	5.000%, 10/01/22	No Opt. Call	Aa3	38,685
45	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	37,238
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)
100	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	82,750
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, (6)
260	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	278,200
	FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18 (6)
425	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	351,687
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)
90	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	74,475
	FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (6)
130	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	107,575
	FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (Mandatory
	Put 6/01/20), (6)
300	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Company	No Opt. Call	BBB+	302,334
	Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)
45	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC	No Opt. Call	N/R	48,834
	Project, Series 2017, 3.750%, 1/15/28, 144A (AMT)
100	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed	9/28 at 100.00	Aaa	102,483
	Securities Program, Series 2019B, 3.000%, 9/01/39

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 2,265	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/31 at 100.00	Aa3	$ 2,572,904
	Convertible Series 2013A-3, 0.000%, 2/15/34 (4)
230	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	190,325
	Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory
	Put 7/01/21) (6)
120	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	99,300
	Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19, (6)
110	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	91,025
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, (6)
110	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	91,025
	Nuclear Generating Corporation Project, Series 2008B, 4.000%, 10/01/33, (6)
220	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	182,050
	Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory Put 7/01/20) (6)
235	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	194,462
	Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33, (6)
100	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	106,599
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	5.375%, 3/01/27
8,345	Total Ohio			8,412,444
	Oklahoma – 1.2%
800	Caddo County Governmental Building Authority, Oklahoma, Sales Tax Revenue Bonds,	9/28 at 100.00	BBB+	860,520
	Refunding Series 2018, 3.625%, 9/01/33
250	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease	12/27 at 100.00	A	304,275
	Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/31
200	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	No Opt. Call	Baa3	247,644
	Project, Series 2018B, 5.000%, 8/15/28
125	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds,	3/29 at 100.00	A–	155,431
	Weatherford Public Schools Project, Series 2019, 5.000%, 3/01/31
1,375	Total Oklahoma			1,567,870
	Oregon – 0.9%
1,250	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 85.82	AA+	891,375
	Obligation Bonds, Deferred Interest Series 2017B, 0.000%, 6/15/31
360	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds,	No Opt. Call	A+	371,419
	Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)
1,610	Total Oregon			1,262,794
	Pennsylvania – 5.2%
100	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	No Opt. Call	Ba3	118,199
	Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A
220	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	182,050
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (6)
200	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	A1	200,564
	Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory
	Put 9/01/22)
455	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	A1	458,431
	Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27
200	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue	12/19 at 100.00	N/R (5)	202,542
	Bonds, Series 2009, 7.750%, 12/15/27 (Pre-refunded 12/15/19)
500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control	No Opt. Call	BBB+	505,335
	Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34,
	(Mandatory Put 9/01/20)
500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control	No Opt. Call	BBB+	502,740
	Revenue Bonds, PECO Energy Company Project, Refunding Series 1999A, 2.500%, 10/01/30
	(Mandatory Put 4/01/20)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 5	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	$ 4,138
	Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (6)
500	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	577,805
	Capitol Region Parking System, Junior Guaranteed Series 2013B, 5.500%, 1/01/27
250	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	289,207
	Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/26 – AGM Insured
230	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	No Opt. Call	BBB	268,270
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/25 (AMT)
50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the	12/19 at 100.00	N/R (5)	50,873
	Arts, Series 1999, 5.150%, 3/15/20 – RAAI Insured (ETM)
250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/27 at 100.00	AA+	261,290
	2017-125A, 3.400%, 10/01/32 (AMT)
25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/27 at 100.00	AA+	26,624
	2019-128A, 3.650%, 10/01/32 (AMT)
100	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	103,601
	2019-129, 2.950%, 10/01/34
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2010A1&2:
115	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	120,600
475	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	AA– (5)	498,132
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second
	Series 2016B-2:
400	5.000%, 6/01/29	6/26 at 100.00	A3	476,516
855	5.000%, 6/01/35	6/26 at 100.00	A3	1,002,274
250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Third	12/27 at 100.00	A3	303,822
	Series 2017, 5.000%, 12/01/32
190	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%,	No Opt. Call	N/R (5)	196,559
	5/15/20 – NPFG Insured (ETM)
65	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and	10/19 at 100.00	N/R	64,993
	Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21
100	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016,	5/24 at 100.00	BB+	110,695
	5.000%, 11/15/26
60	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue	No Opt. Call	BB+	60,437
	Bonds, Marywood University, Series 2016, 3.375%, 6/01/26
330	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical	No Opt. Call	A– (5)	356,661
	Community Hospital Project, Refunding & Improvement Series 2011, 5.750%, 8/01/21 (ETM)
6,425	Total Pennsylvania			6,942,358
	Puerto Rico – 1.6%
210	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	No Opt. Call	Ca	226,800
	6.125%, 7/01/24
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
215	5.250%, 7/01/24	7/22 at 100.00	Ca	226,825
105	4.250%, 7/01/25	7/22 at 100.00	Ca	107,625
215	5.000%, 7/01/33	7/22 at 100.00	Ca	224,406
130	5.125%, 7/01/37	7/22 at 100.00	Ca	136,013
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
196	0.000%, 7/01/27	No Opt. Call	N/R	156,222
352	0.000%, 7/01/29	7/28 at 98.64	N/R	261,684
581	0.000%, 7/01/31	7/28 at 91.88	N/R	400,466
311	0.000%, 7/01/33	7/28 at 86.06	N/R	196,169
192	4.500%, 7/01/34	7/25 at 100.00	N/R	205,582
2,507	Total Puerto Rico			2,141,792

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 0.2%
$ 200	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New	9/23 at 100.00	N/R (5)	$ 231,702
	England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)
	South Carolina – 0.1%
15	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds,	No Opt. Call	A1	15,042
	Refunding Series 2011, 5.000%, 11/01/19
130	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series	11/23 at 100.30	Aa2	141,609
	2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)
145	Total South Carolina			156,651
	Tennessee – 1.1%
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue
	Bonds, Covenant Health, Refunding Series 2012A:
105	4.000%, 1/01/22	No Opt. Call	A+	110,614
180	5.000%, 1/01/23	No Opt. Call	A+	199,384
100	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	No Opt. Call	N/R	55,000
	Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 4.625%,
	6/15/27, 144A (6)
100	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018,	8/25 at 100.22	A	110,703
	4.000%, 11/01/49 (Mandatory Put 11/01/25)
920	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2017A, 4.000%,	2/23 at 100.43	A	984,097
	5/01/48 (Mandatory Put 5/01/23)
1,405	Total Tennessee			1,459,798
	Texas – 6.3%
10	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding	5/20 at 100.00	AA (5)	10,265
	Series 2010, 5.875%, 5/01/40 (Pre-refunded 5/01/20)
540	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011,	1/21 at 100.00	A– (5)	572,395
	6.250%, 1/01/46 (Pre-refunded 1/01/21)
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	1,164,320
	5.000%, 1/01/31
100	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding &	No Opt. Call	A+	99,882
	Improvement Series 2016, 1.600%, 11/01/21, 144A (AMT)
205	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series	11/20 at 100.00	A+	212,753
	2012B, 5.000%, 11/01/35
250	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond	No Opt. Call	A+	278,017
	Anticipation Note Series 2014A, 5.000%, 2/01/23
155	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien	No Opt. Call	A3	179,033
	Series 2014C, 5.000%, 11/15/24
395	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien	11/24 at 100.00	AA	460,724
	Series 2014A, 5.000%, 11/15/26 – AGM Insured
50	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/24 at 100.00	BB	56,058
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	No Opt. Call	A	466,825
	Entertainment Project, Series 2001B, 0.000%, 9/01/23 – AMBAC Insured
430	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds	11/25 at 100.00	A1	509,541
	Series 2015, 5.000%, 11/01/28 (AMT)
200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	A3	207,128
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
100	5.000%, 12/01/25	No Opt. Call	B1	109,127
100	5.250%, 12/01/28	12/25 at 100.00	B1	109,906
100	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	108,644
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds,
	Children‘s Medical Center Dallas Project, Series 2012:
$ 450	5.000%, 8/15/24, (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (5)	$ 497,142
380	5.000%, 8/15/25 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (5)	419,809
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
225	0.000%, 9/01/43 (Pre-refunded 9/01/31) (4)	9/31 at 100.00	N/R (5)	282,375
490	0.000%, 9/01/45 (Pre-refunded 9/01/31) (4)	9/31 at 100.00	N/R (5)	668,629
760	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest	9/21 at 100.00	N/R (5)	812,676
	Series 2011D, 5.000%, 9/01/24 (Pre-refunded 9/01/21)
465	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A,	No Opt. Call	A+	519,149
	5.000%, 1/01/23
110	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	119,736
	Series 2012, 5.000%, 12/15/32
475	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second	8/24 at 100.00	BBB+	541,785
	Tier Refunding Series 2015C, 5.000%, 8/15/31
7,490	Total Texas			8,405,919
	Virginia – 1.0%
200	Chesapeake Industrial Development Authority, Virginia, Pollution Control Revenue Bonds,	No Opt. Call	A2	203,124
	Virginia Electric and Power Company Project, Refunding Series 2008A, 1.900%, 2/01/32
	(Mandatory Put 6/01/23)
130	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds,	No Opt. Call	A2	131,701
	Virginia Electric and Power Company, Refunding Series 2008A, 1.900%, 11/01/35 (Mandatory
	Put 6/01/23)
120	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia	No Opt. Call	A2	120,787
	Electric and Power Company, Series 2008C, 1.800%, 11/01/35 (Mandatory Put 4/01/22)
575	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	626,100
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (AMT)
200	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal	No Opt. Call	A2	201,120
	Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40
	(Mandatory Put 9/01/20)
1,225	Total Virginia			1,282,832
	Washington – 2.4%
1,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C, 5.000%,	No Opt. Call	AA–	1,119,660
	4/01/23 (AMT)
105	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	2/25 at 100.00	BBB+	122,096
	2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/25)
175	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	2/26 at 100.00	BBB+	207,652
	2019B-3, 5.000%, 8/01/49 (Mandatory Put 8/01/26)
1,050	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+	1,091,622
	Research Center, Series 2011A, 5.375%, 1/01/31
585	Whidbey Island Public Hospital District, Island County, Washington, General Obligation	12/22 at 100.00	Baa2	633,309
	Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33
2,915	Total Washington			3,174,339
	West Virginia – 0.7%
100	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue,	No Opt. Call	N/R	106,222
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 4.500%, 6/01/27, 144A
105	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy	No Opt. Call	Baa3	106,157
	Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (AMT)

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia (continued)
$ 250	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue	No Opt. Call	A–	$ 249,908
	Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory
	Put 9/01/20) (AMT)
115	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue	No Opt. Call	A–	118,557
	Bonds, Wheeling Power Company – Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory
	Put 4/01/22) (AMT)
70	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/24 at 100.00	Baa1	80,262
	Medical Center, Series 2014A, 5.000%, 9/01/25
240	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	261,427
	System Obligated Group, Improvement Series 2017A, 3.375%, 6/01/29
880	Total West Virginia			922,533
	Wisconsin – 3.6%
600	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	720,216
	Dream @ Meadowlands Project, Series 2017, 6.500%, 12/01/37, 144A
155	Public Finance Authority of Wisconsin, Revenue Bonds, Denver international Airport Great	9/27 at 100.00	BBB	159,772
	Hall Project, Series 2017, 5.000%, 9/30/49 (AMT)
350	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste	5/26 at 100.00	A–	366,961
	Management Inc., Refunding Series 2016A-2, 2.875%, 5/01/27 (AMT)
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
755	4.000%, 4/01/20	No Opt. Call	AA–	764,958
45	5.000%, 4/01/22	No Opt. Call	AA–	48,986
325	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health	No Opt. Call	Aa3 (5)	334,318
	Care, Inc., Series 2010B, 5.000%, 7/15/20 (ETM)
675	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health	7/21 at 100.00	Aa3 (5)	719,314
	Care, Inc., Series 2012A, 5.000%, 7/15/25 (Pre-refunded 7/15/21)
1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	12/24 at 100.00	AA–	1,754,790
	ThedaCare Inc., Series 2015, 5.000%, 12/15/26
4,405	Total Wisconsin			4,869,315
	Wyoming – 0.1%
85	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power	5/29 at 100.00	A	91,092
	Cooperative, Dry Fork Station Facilities, Series 2019A, 3.625%, 7/15/39
$ 123,552	Total Long-Term Investments (cost $120,866,493)			130,339,511

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.7%
	MUNICIPAL BONDS – 0.7%
	National – 0.2%
$ 340	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C Series 2018, Variable Rate	No Opt. Call	A+	$ 340,000
	Demand Obligations, 2.380%, 11/30/21, (SIFMA reference rate + 0.80% spread), 144A, (7), (8)
	Alabama – 0.5%
625	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds,	No Opt. Call	F1	652,262
	Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2008, 2.900%,
	7/15/34 (Mandatory Put 12/12/23) (7)
$ 965	Total Short-Term Investments (cost $965,000)			992,263
	Total Investments (cost $121,831,493) – 98.1%			131,331,774
	Other Assets Less Liabilities – 1.9%			2,544,958
	Net Assets Applicable to Common Shares – 100%			$ 133,876,732

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor‘s Group (“Standard & Poor‘s”), Moody‘s Investors Service, Inc. (“Moody‘s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor‘s, Baa by Moody‘s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(8)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
SIFMA	Securities Industry and Financial Market Association

See accompanying notes to financial statements.

Statement of Assets and Liabilities
September 30, 2019 (Unaudited)

Assets
Long-term investments, at value (cost $120,866,493)	$130,339,511
Short-term investments, at value (cost $965,000)	992,263
Receivable for:
Interest	1,474,497
Investments sold	1,897,896
Other assets	2,215
Total assets	134,706,382
Liabilities
Cash overdraft	96,007
Payable for:
Dividends	321,694
Investments purchased	302,385
Accrued expenses:
Management fees	50,194
Trustees fees	769
Other	58,601
Total liabilities	829,650
Net assets applicable to common shares	$133,876,732
Common shares outstanding	12,445,363
Net asset value (“NAV”) per share outstanding	$10.76
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$124,454
Paid-in surplus	123,843,414
Total distributable earnings	9,908,864
Net assets applicable to common shares	$133,876,732
Authorized common shares	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended September 30, 2019 (Unaudited)

Investment Income	$2,292,474
Expenses
Management fees	304,477
Custodian fees	21,407
Trustees fees	1,519
Professional fees	12,161
Shareholder reporting expenses	12,797
Shareholder servicing agent fees	1,487
Stock exchange listing fees	3,463
Investor relations expenses	4,152
Other	8,126
Total expenses	369,589
Net investment income (loss)	1,922,885
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,985
Change in net unrealized appreciation (depreciation) of investments	2,467,046
Net realized and unrealized gain (loss)	2,471,031
Net increase (decrease) in net assets applicable to common shares from operations	$4,393,916

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	Six Months	Year
	Ended	Ended
	9/30/19	3/31/19
Operations
Net investment income (loss)	$1,922,885	$4,093,493
Net realized gain (loss) from investments	3,985	(65,251)
Change in net unrealized appreciation (depreciation) of investments	2,467,046	2,726,565
Net increase (decrease) in net assets applicable to common shares from operations	4,393,916	6,754,807
Distributions to Common Shareholders
Dividends	(1,978,813)	(3,926,512)
Decrease in net assets applicable to common shares from distributions to shareholders	(1,978,813)	(3,926,512)
Net increase (decrease) in net assets applicable to common shares	2,415,103	2,828,295
Net assets applicable to common shares at the beginning of period	131,461,629	128,633,334
Net assets applicable to common shares at the end of period	$133,876,732	$131,461,629

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Ending NAV	Ending Share Price
Year Ended 3/31:
2020(c)	$10.56	$0.15	$0.21	$0.36	$(0.16)	$—		$(0.16)	$10.76	$10.40
2019	10.34	0.33	0.21	0.54	(0.32)	—		(0.32)	10.56	9.96
2018	10.28	0.33	0.04	0.37	(0.31)	—		(0.31)	10.34	9.69
2017	10.64	0.32	(0.36)	(0.04)	(0.32)	—	*	(0.32)	10.28	9.93
2016	10.59	0.32	0.06	0.38	(0.33)	—		(0.33)	10.64	10.57
2015	10.38	0.34	0.21	0.55	(0.34)	—		(0.34)	10.59	10.78

		Common Share Supplemental Data/ Ratio Applicable to Common Shares
Common Shares Total Returns			Ratios to Average Net Assets
Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(b)

3.41%	6.02%	$133,877	0.56	%**	2.89	%**	6%
5.28	6.16	131,462	0.57		3.18		16
3.65	0.67	128,633	0.58		3.20		18
(0.43)	(3.13)	127,963	0.58		3.01		15
3.66	1.24	132,337	0.57		3.01		20
5.37	9.39	131,818	0.58		3.23		16

(a)
Total Return Based on Common Share NAV is the combination of changes in NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(c)	For the six months ended September 30, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information
Fund Information
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Select Maturities Municipal Fund (NIM) (the “Fund”). The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on July 23, 1992.
The end of the reporting period for the Fund is September 30, 2019, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2019 (the “current fiscal period”).
Investment Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
2. Significant Accounting Principles
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Dividend income is recorded on the ex-dividend date.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Fund and it did not have a material impact on the Fund’s financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Fund’s investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality,

Notes to Financial Statements (Unaudited) (continued)
type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds*	$—	$130,339,511	$—	$130,339,511
Short-Term Investments:
Municipal Bonds*	—	992,263	—	992,263
Total	$—	$131,331,774	$—	$131,331,774

*	Refer to the Fund’s Portfolio of Investments for state classifications.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period aggregated $8,512,858 and $8,118,793, respectively.
Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
The Fund did not have any share transactions during the current and prior fiscal period.

6. Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2019.

Tax cost of investments	$121,602,919
Gross unrealized:
Appreciation	$10,014,057
Depreciation	(285,202)
Net unrealized appreciation (depreciation) of investments	$9,728,855

Permanent differences, primarily due to taxable market discount and federal taxes paid, resulted in reclassifications among the Fund’s components of common shares net assets as of March 31, 2019, the Fund’s last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2019, the Fund’s last tax year end, were as follows:

Undistributed net tax-exempt income[1]	$601,727
Undistributed net ordinary income[2]	2,742
Undistributed net long-term capital gains	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2019, paid on April 1, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended March 31, 2019 was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$3,867,601
Distributions from net ordinary income[2]	52,688
Distributions from net long-term capital gains	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of March 31, 2019, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$29,992
Long-term	33,563
Total	$63,555

Notes to Financial Statements (Unaudited) (continued)
7. Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.3000%
For the next $125 million	0.2875
For the next $250 million	0.2750
For the next $500 million	0.2625
For the next $1 billion	0.2500
For the next $3 billion	0.2250
For managed assets over $5 billion	0.2125

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily net assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2019, the complex-level fee rate for the Fund was 0.1570%.

Other Transactions with Affiliates
The Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Fund did not engage in inter-fund trades pursuant to these procedures.

8. Borrowing Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Additional Fund
 Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		250 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

NIM
Shares repurchased	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the invest- ment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receiv- ables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local govern- ments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
●
Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

●	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
●
Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

●
Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

●
Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

●
Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

●
Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;

●
Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and

●	with respect specifically to closed-end funds, such initiatives also included:
●●
Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;

●●
Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;

●●	Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and
●●
Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action.

Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period, the Fund ranked in the first quartile for the one-year period and third quartile for the three-year period. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were higher than its respective peer average. The Independent Board Members noted that the Fund’s net expense ratio was higher than the average of the Peer Universe primarily due to the odd composition of the Peer Universe which contained only one non-Nuveen fund. The Independent Board Members noted that the Fund’s net management fee and net expense ratio were below those of the non-Nuveen peer. The Independent Board Members were satisfied with the explanation of the differential. Based on its

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. In addition, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
ESA-A-0919D 1000787-INV-B-11/20

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a) See Portfolio of Investments in Item 1.
(b) Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.
File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Select Maturities Municipal Fund
By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary
Date: December 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)
Date: December 5, 2019

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)
Date: December 5, 2019